EXHIBIT 32


                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         The undersigned executive officers of the small business issuer registrant hereby certify to the best of their knowledge that this Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: August 13, 2003      By:   /s/ Stephen H. Wacknitz
                                 -----------------------------
                                 Stephen H. Wacknitz
                                 President and Chief Executive Officer




Date: August 13, 2003      By:   /s/ Donald A. Pitcher
                                 --------------------
                                 Donald A. Pitcher
                                 SVP/Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Temecula Valley Bancorp Inc. and will be retained by Temecula Valley Bancorp Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




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